SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                        Date of report: December 31, 2002
                        (Date of earliest event reported)



                            eLEC Communications Corp.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


       0-4465                                                    13-2511270
(Commission File No.)                                       (I.R.S. Employer
                                                             Identification No.)


                                 543 Main Street
                          New Rochelle, New York 10801
               (Address of principal executive offices; zip code)

                                 (914) 632-8005
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)



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Item 2. Acquisition or Disposition of Assets
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         On December 31, 2002, eLEC Communications Corp., a New York corporation
(the "Company"), and its wholly-owned subsidiary, Essex Communications, Inc., a New York corporation ("Essex"), sold certain assets of Essex to Essex
Acquisition Corp. ("EAC"), a wholly-owned subsidiary of BiznessOnline.com, Inc., pursuant to the terms of the Asset Purchase Agreement dated as of September 3, 2002, and amended as of December 11, 2002 (the "Purchase Agreement"), among the Company, Essex and EAC. In connection with such sale, Essex transferred to EAC, among other things, substantially all of its customers, which constituted substantially all of eLEC's customers at the time the Purchase Agreement was executed, and the associated accounts receivable and interconnection agreements with the local incumbent carriers in seven states.

         In consideration for the assets transferred to EAC, EAC paid Essex a nominal cash amount and assumed approximately $9.8 million of liabilities of Essex. In addition, concurrently with the closing under the Purchase Agreement, EAC reimbursed the Company in cash $270,000 in respect of amounts previously paid by the Company to RFC Capital Corp. (now known as Textron Financial Corp.) ("RFC") as a guarantor of certain indebtedness of Essex to RFC.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Financial Statements of Business Acquired.

          Financial statements, if any, required by this item will be filed by amendment within sixty (60) days from the date hereof.

     (b)  Pro Forma Financial Information.

          Pro forma financial information, if any, required by this item will be filed by amendment within sixty (60) days from the date hereof.

     (c)  The Company hereby furnishes the following exhibits:

          10.1 Asset Purchase Agreement dated as of September 3, 2002 among the Company, Essex and EAC (incorporated by reference to Exhibit A to the Company's Proxy Statement dated October 9, 2002).

          10.2 Amendment dated December 11, 2002 to the Asset Purchase Agreement dated as of September 3, 2002, among the Company, Essex and EAC.

          99.1 Press Release dated January 2, 2003 issued by the Company.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    January 3, 2003

                                                  eLEC COMMUNICATIONS CORP.
                                                      (Registrant)

                                                  By:  /s/Paul Riss
                                                       -------------------------
                                                  Name:  Paul Riss
                                                  Title: Chief Executive Officer